Amendment No. 2 to Fund Participation Agreement

This Amendment No. 2 to Fund Participation Agreement (the “Amendment”) is dated September 26, 2017, and is entered into by and among Symetra Life Insurance Company, an Iowa insurance company (the “Company”), ALPS Variable Investment Trust, a Delaware Statutory Trust (the “Trust” or the “Fund,” and each series of the Trust listed on Exhibit B, as applicable, a “Portfolio” and collectively, the “Portfolios”), ALPS Advisors, Inc. a Colorado corporation, (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”), a Colorado corporation.

WHEREAS, the Company, the Trust, AAI, and APSD previously entered into a Fund Participation Agreement dated March 8, 2007, as amended (the “Agreement”); and

WHEREAS, the Company, the Trust, AAI, and APSD wish to incorporate certain changes to the Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Section 6.1 of Article VI of the Agreement is hereby deleted and replaced in its entirety with the following:

6.1
The Fund will pay no fee or other compensation to the Company under this Agreement except that: (1) for Class I and Class II shares of the Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio and Morningstar Conservative ETF Asset Allocation Portfolio, the Adviser may make payments to the Company or any distributor for the Contracts in an amount agreed to between the Adviser and the Company and as set forth under Schedule D; (2) for Class II shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to Rule 12b-1 under the 1940 Act in recognition of the distribution related activities provided by the Company on behalf of the Fund to Contract owners who allocate assets to the Class II Shares, and/or in recognition of the economies provided to the Fund as a result of personal services provided to Contract owners and/or the maintenance of Contract owner accounts by the Company previously contemplated and (3) for Class I shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to the terms of its non 12b-1 Shareholder Service Plan for administrative and sub-accounting services previously contemplated (“Service Fee”).

Notwithstanding the foregoing, Company acknowledges that any compensation to be paid to Company by the Distributor with respect to (2) of this Section 6.1 is paid from proceeds paid to the Distributor by the Fund, and to the extent the Distributor does not receive such proceeds for any reason, including termination of a Rule 12b-1 the amounts payable to Company will be reduced accordingly.

2.Schedule B of the Agreement is hereby deleted and replaced in its entirety with the new Schedule B attached hereto.

3.Schedule D of the Agreement is hereby deleted and replaced in its entirety the new Schedule D attached hereto.

4.     Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the date first written above.

SYMETRA LIFE INSURANCE COMPANY	ALPS VARIABLE INVESTMENT tRUST

By:                             By:
Name: Daniel R. Guilbert                Name:     Thomas A. Carter
Title: Executive Vice President             Title: President

ALPS ADVISORS, INC.	ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:                             By:
Name: Thomas A. Carter                Name:     Thomas A. Carter
Title: President                     Title: President

PARTICIPATION AGREEMENT
SCHEDULE B
The Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

ALPS VARIABLE INVESTMENT TRUST
Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)
Morningstar Growth ETF Asset Allocation Portfolio (Class I/Class II)
Morningstar Balanced ETF Asset Allocation Portfolio (Class I/Class II)
Morningstar Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)
Morningstar Conservative ETF Asset Allocation Portfolio (Class I/Class II)
ALPS | Alerian Energy Infrastructure Portfolio (Class I)
ALPS | Stadion Core ETF Portfolio (Class I)
ALPS | Red Rocks Listed Private Equity Portfolio (Class I)
ALPS | Stadion Tactical Growth Portfolio (Class I)

PARTICIPATION AGREEMENT
SCHEDULE D
In consideration of the services performed pursuant to this Agreement and as set forth below the following fee/payment schedule shall apply.

All Designated Portfolios

Name of Portfolio	Share Class	12b-1 Fee	Service Fee	Total Eligible Fees
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Morningstar Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Morningstar Balanced ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
ALPS | Alerian Energy Infrastructure Portfolio	Class I	None	0.15%	0.15%
ALPS | Stadion Core ETF Portfolio	Class I	None	0.15%	0.15%

ALPS | Red Rocks Listed Private Equity Portfolio	Class I	None	0.15%	0.15%
ALPS | Stadion Tactical Growth Portfolio	Class I	None	0.15%	0.15%

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

FOR THE MORNINGSTAR PORTFOLIOS ONLY (Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio and Morningstar Conservative ETF Asset Allocation Portfolio Only)

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$0.00	$249,999,999.99	0.125%
	$999,999,999.99	0.150%
$1,000,000,000.00	$2,249,999,999.99	0.175%
	above	0.200%

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Designated Portfolios held by the Accounts shall be made at the close of each Business Day. The foregoing revenue sharing payments will be made solely in connection with assets attributable to Shares of the Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio and Morningstar Conservative ETF Asset Allocation Portfolio.

Amendment to Fund Participation Agreement

This Amendment to Fund Participation Agreement (the “Amendment”) is dated April 30, 2015, and is entered into by and among Symetra Life Insurance Company, an Iowa insurance company (the “Company”), ALPS Variable Investment Trust, a Delaware Statutory Trust (the “Trust” or the “Fund,” and each series of the Trust listed on Exhibit B, as applicable, a “Portfolio” and collectively, the “Portfolios”), ALPS Advisors, Inc. a Colorado corporation, (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”), a Colorado corporation.

WHEREAS, the Company, the Trust, AAI, and APSD previously entered into a Fund Participation Agreement dated March 8, 2007, as amended (the “Agreement”); and

WHEREAS, the Company, the Trust, AAI, and APSD wish to amend the Agreement in order to (i) add the ALPS | Stadion Tactical Growth Portfolio to the Portfolios made available by the Trust under the Agreement, and (ii) incorporate certain other changes to the Agreement..

NOW THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

4.Sections 1.11 and 1.12 is hereby added to Article I and states as follows:

1.10
For the Fund’s Portfolios that have adopted a Rule 12b-1 Plan and such Portfolio is set forth under Schedule D the Company does herein affirm that it will perform some or all of the following distribution related activities and/or personal services on behalf of the Fund and/or to Contract Owners: (a) compensating the Company’s sales professionals for assistance provided to prospective Contract Owner’s in purchasing Portfolio shares, (b) develop and distribute advertising, sales materials, and other activities marketing the Fund’s Portfolios shares to prospective Contract Owners, (c) any other activities performed by the Company which are either directly or indirectly intend to result in the sale of a Fund’s Portfolio shares and/or (d) respond to existing Contract Owners’ inquiries regarding, among other things, Portfolio share prices, account balances, dividend amounts and dividend payment dates.

1.11
For the Fund’s Portfolios that have adopted a non 12b-1 Shareholder Services Plan and is set forth under Schedule D the Company does herein affirm that it will perform some or all of the following administrative and/or sub-accounting services on behalf of Contract Owners (“Services”): (a) establish and maintain Portfolio shares on behalf of Contract Owners within consolidated account(s) on a transaction processing and record keeping system, and maintain ability to access Contract Owners’ current Fund/Portfolio information, including without limitation, share balances, dividend information and transaction history; (b) receive instructions from or on behalf of Contract Owners for the purchase, sale, exchange or redemption of Shares (“Instructions”) and communicate the Instructions, as directed to the Fund or its transfer agent (the “Receiving Party”), for the purpose of enabling the Receiving Party to input and execute orders that correspond to the Instructions on the books of the Fund, in a time frame and manner as the parties shall, from time to time, agree; (c) maintain records for and on behalf of each Contract Owners reflecting Instructions and outstanding balances of Shares owned by the Contract Owners; (d) Prepare and transmit to Contract Owners’ periodic consolidated account statements, (e) Provide Contract Owners’ with copies of prospectuses, profiles, statements of additional information (collectively “Prospectus”), proxy materials, and periodic and special shareholder reports, to the extent and in the manner required by law applicable to Company; (f) Distribute to Contract Owners’ all dividends, capital gains or other payments authorized by each Fund, with such distributions to be credited to Contract Owner in accordance with instructions received from Contract Owner and/or (g) Collect and pay to the Fund or its designee any redemption fees based upon the terms in a Fund’s Prospectus.

5.Section 6.1 of Article VI of the Agreement is hereby deleted and replaced in its entirety with the following:

6.1
The Fund will pay no fee or other compensation to the Company under this Agreement except that: (1) for Class I and Class II shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio, the Adviser may make payments to the Company or any distributor for the Contracts in an amount agreed to between the Adviser and the Company and as set forth under Schedule D; (2) for Class II and Class III shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to Rule 12b-1 under the 1940 Act in recognition of the distribution related activities provided by the Company on behalf of the Fund to Contract owners who allocate assets to the Class II or Class III Shares, and/or in recognition of the economies provided to the Fund as a result of personal services provided to Contract owners and/or the maintenance of Contract owner accounts by the Company previously contemplated and (3) for Class I and Class III shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to the terms of its non 12b-1 Shareholder Service Plan for administrative and sub-accounting services previously contemplated (“Service Fee”).

Notwithstanding the foregoing, Company acknowledges that any compensation to be paid to Company by the Distributor with respect to (2) of this Section 6.1 is paid from proceeds paid to the Distributor by the Fund, and to the extent the Distributor does not receive such proceeds for any reason, including termination of a Rule 12b-1 the amounts payable to Company will be reduced accordingly.

6.Schedule B of the Agreement is hereby deleted and replaced in its entirety with the new Schedule B attached hereto.

7.Schedule D of the Agreement is hereby deleted and replaced in its entirety the new Schedule D attached hereto.

3.     Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the date first written above.

SYMETRA LIFE INSURANCE COMPANY	ALPS VARIABLE INVESTMENT tRUST

By:                             By:
Name: Daniel R. Guilbert                Name:
Title: Executive Vice President             Title:

ALPS ADVISORS, INC.	ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:                             By:
Name:                             Name:
Title:                         Title:

PARTICIPATION AGREEMENT
SCHEDULE B
The Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

ALPS VARIABLE INVESTMENT TRUST
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Conservative ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson MVP ETF Portfolio (Class I/Class II/Class III)
ALPS | Alerian Energy Infrastructure Portfolio (Class I/Class III)
ALPS | Stadion Tactical Defensive Portfolio (Class I/Class III)
ALPS | Red Rocks Listed Private Equity Portfolio (Class I/Class III)
ALPS | Stadion Tactical Growth Portfolio (Class I/Class III)

PARTICIPATION AGREEMENT
SCHEDULE D
In consideration of the services performed pursuant to this Agreement and as set forth below the following fee/payment schedule shall apply.

All Designated Portfolios

Name of Portfolio	Share Class	12b-1 Fee	Service Fee	Total Eligible Fees
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Ibbotson Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	None	None	None
	Class II	0.25%	None	0.25%
ALPS | Alerian Energy Infrastructure Portfolio	Class I	None	0.15%	0.15%
	Class III	0.25%	0.25%	0.50%
ALPS | Stadion Tactical Defensive Portfolio	Class I	None	0.15%	0.15%
	Class III	0.25%	0.25%	0.50%
ALPS | Red Rocks Listed Private Equity Portfolio	Class I	None	0.15%	0.15%
	Class III	0.25%	0.25%	0.50%
ALPS | Stadion Tactical Growth Portfolio	Class I	None	0.15%	0.15%
	Class III	0.25%	0.25%	0.50%

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

FOR THE IBBOTSON PORTFOLIOS ONLY (Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio Only)

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$0.00	$249,999,999.99	0.125%
$250,000,000.00	$999,999,999.99	0.150%
$1,000,000,000.00	$2,249,999,999.99	0.175%
$2,500,000,000.00	above	0.200%

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Designated Portfolios held by the Accounts shall be made at the close of each Business Day. The foregoing revenue sharing payments will be made solely in connection with assets attributable to Shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio.

Amendment to Fund Participation Agreement

This Amendment to Fund Participation Agreement (the “Amendment”) is dated April 30, 2013, and is entered into by and among Symetra Life Insurance Company, a Washington insurance company (the “Company”), Financial Investors Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or the “Fund,” and each series of the Trust listed on Exhibit B, as applicable, a “Portfolio” and collectively, the “Portfolios”), ALPS Advisors, Inc. a Colorado corporation, (“AAI”), ALPS Distributors, Inc., a Colorado corporation (“ADI”) and ALPS Portfolio Solutions Distributor, Inc., a Colorado corporation.

WHEREAS, the Company, the Trust, AAI, and ADI entered into Fund Participation Agreement dated March 8, 2007 (the “Agreement”); and

WHEREAS, the Company, the Trust, AAI, and ADI wish to amend the Agreement in order to (i) change the name of the Trust, (ii) change the distributor used by the Portfolios, (iii) add certain additional Portfolios made available by the Trust under the Agreement and (iv) incorporate certain other changes, as more fully set forth below.

NOW THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

8.All references to Financial Investors Variable Insurance Trust in the Agreement are hereby changed to ALPS Variable Investment Trust, to reflect the new name of the Trust.

9.All references to ALPS Distributors, Inc. in the Agreement are hereby deleted and replaced with reference to ALPS Portfolio Solutions Distributor, Inc., which hereby assumes the rights, duties and obligations of ALPS Distributors, Inc. under the Agreement, to reflect the new distributor of the Trust.

10.Section 6.1 of Article VI of the Agreement is hereby deleted and replaced in its entirety with the following:

6.1    The Fund will pay no fee or other compensation to the Company under this Agreement except that: (1) for Class I and Class II shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio, the Adviser may make payments to the Company or any distributor for the Contracts in an amount agreed to between the Adviser and the Company and as set forth under Schedule D; (2) for Class II and Class III shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to Rule 12b-1 under the 1940 Act in recognition of the distribution related activities provided by the Company on behalf of the Fund to Contract owners who allocate assets to the Class II or Class III Shares, and/or in recognition of the economies provided to the Fund as a result of personal services provided to Contract owners and/or the maintenance of Contract owner accounts by the Company utilizing an omnibus relationship and (3) for Class III shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to the terms of its Shareholder Service Plan for administrative services. Notwithstanding the foregoing, Company acknowledges that any compensation to be paid to Company by the Distributor with respect to (2) and (3) of this Section 6.1 is paid from proceeds paid to the Distributor by the Fund, and to the extent the Distributor does not receive such proceeds for any reason, including termination of a Rule 12b-1 or Shareholder Service Plan, the amounts payable to Company will be reduced accordingly.

11.The following is added to the end of Section 2.4 of Article II of the Agreement:

The Company represents and warrants that it will adhere to its own policy intended to discourage shareholders from trading that could be detrimental to long-term shareholders of the Fund (the

“Policy”) and that the Policy complies with Rule 22c-2 under the Investment Company Act of 1940, as amended (the “1940 Act”). The aforesaid includes among other things, the monitoring of shareholder/participant trading activity and the restriction of shareholder/participant trading privileges at the sub-account level if warranted by the Fund.

12.Schedule B of the Agreement is hereby deleted and replaced in its entirety with the new Schedule B attached hereto.

13.Schedule D of the Agreement is hereby deleted and replaced in its entirety the new Schedule D attached hereto.

7.     Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning given to them in the Agreement.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the date first written above.

SYMETRA LIFE INSURANCE COMPANY	ALPS VARIABLE INVESTMENT tRUST (formerly, Financial Investors Variable Insurance Trust)

By:                             By:
Name: Daniel R. Guilbert                Name:
Title: Executive Vice President             Title:

ALPS ADVISORS, INC.	ALPS DISTRIBUTORS, INC.

By:                             By:
Name:                             Name:
Title:                         Title:

ALPS PORTFOLIO SOLUTIONS DISTRIBUTOR, INC.

By:
Name:
Title:

PARTICIPATION AGREEMENT
SCHEDULE B
The Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

ALPS VARIABLE INVESTMENT TRUST
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Balanced ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson Conservative ETF Asset Allocation Portfolio (Class I/Class II)
Ibbotson MVP ETF Portfolio (Class I/Class II/Class III)
ALPS/Alerian Energy Infrastructure Portfolio (Class I/Class III)

PARTICIPATION AGREEMENT
SCHEDULE D
In consideration of the services performed pursuant to this Agreement and as set forth below the following fee/payment schedule shall apply.

All Designated Portfolios

Name of Portfolio	Share Class	12b-1 Fee	Shareholder Service Fee
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	None	None
	Class II	0.25%	None
Ibbotson Growth ETF Asset Allocation Portfolio	Class I	None	None
	Class II	0.25%	None
Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	None	None
	Class II	0.25%	None
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	None	None
	Class II	0.25%	None
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	None	None
	Class II	0.25%	None
Ibbotson MVP ETF Portfolio	Class I	None	None
	Class II	0.25%	None
	Class III	0.25%	0.25%
ALPS/Alerian Energy Infrastructure Portfolio	Class I	None	None
	Class III	0.25%	0.25%

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed daily and paid monthly in arrears. The determination of average daily net assets shall be made at the close of each Business Day.

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio Only

Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts From	Total Assets Attributable to Shares of the Designated Portfolios Held by the Accounts To	Revenue Sharing Will be Paid by Adviser at an Annual Rate of
$0.00	$249,999,999.99	0.125%
$250,000,000.00	$999,999,999.99	0.150%
$1,000,000,000.00	$2,249,999,999.99	0.175%
$2,500,000,000.00	above	0.200%

Such payments shall be computed daily and paid monthly in arrears. The determination of total assets attributable to shares of the Designated Portfolios held by the Accounts shall be made at the close of each Business Day. The foregoing revenue sharing payments will be made solely in connection with assets attributable to Shares of the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, Ibbotson Growth ETF Asset Allocation Portfolio, Ibbotson Balanced ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio and Ibbotson Conservative ETF Asset Allocation Portfolio.

FUND PARTICIPATION AGREEMENT
SCHEDULE A
AMENDED as of June 1, 2008

The following Separate Accounts and Associated Contracts of Symetra Life Insurance Company are permitted to invest in the Portfolios of the Fund shown in the amended Schedule B below in accordance with the provisions of this Amendment to the March 8, 2007, Fund Participation Agreement among Symetra Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc.

Contracts Funded by Separate Account            Name of Separate Account

Symetra Focus Variable Annuity                Symetra Separate Account C
Symetra Complete Variable Life Insurance            Symetra Separate Account SL
Symetra Complete Advisor Variable Life Insurance        Symetra Separate Account SL
Spinnaker Variable Annuities                Symetra Separate Account C
Spinnaker Advisor Variable Annuities            Symetra Separate Account C
Symetra Group Variable Annuity (unregistered)        Symetra Separate Account D

FUND PARTICIPATION AGREEMENT
SCHEDULE B
AMENDED as of June 1, 2008

The following Contracts funded by the following Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

A.    Symetra Focus Variable Annuity, Symetra Separate Account C
Symetra Complete Variable Life Insurance, Symetra Separate Account SL
Symetra Complete Advisor Variable Life Insurance, Symetra Separate Account SL

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I

B.    Spinnaker Variable Annuities, Symetra Separate Account C
Spinnaker Advisor Variable Annuities, Symetra Separate Account C
Symetra Group Variable Annuity, Symetra Separate Account D

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Balanced ETF Asset Allocation Portfolio - Class II

Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Conservative ETF Asset Allocation Portfolio - Class II

This amendment to Schedules A and B of the Fund Participation Agreement is effective as of the 1st day of June, 2008.

Symetra Life Insurance Company	Financial Investors Variable Insurance Trust
By: ___________________________ Name: Linda C. Mahaffey Title: Vice President	By:__________________________ Name: Jeremy O. May Title: Treasurer

ALPS Advisers, Inc.	ALPS Distributors, Inc.
By: ___________________________ Name: Edmund J. Burke Title: President	By:__________________________ Name: Tane T. Tyler Title: Secretary

FUND PARTICIPATION AGREEMENT
SCHEDULE A
AMENDED as of February 15, 2008

The following Separate Accounts and Associated Contracts of Symetra Life Insurance Company are permitted to invest in the Portfolios of the Fund shown in the amended Schedule B below in accordance with the provisions of this Amendment to the March 8, 2007, Fund Participation Agreement among Symetra Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc.

Contracts Funded by Separate Account            Name of Separate Account

Symetra Focus Variable Annuity                Symetra Separate Account C
Symetra Complete Variable Life Insurance            Symetra Separate Account SL
Symetra Complete Advisor Variable Life Insurance        Symetra Separate Account SL
Spinnaker Variable Annuities                Symetra Separate Account C
Spinnaker Advisor Variable Annuities            Symetra Separate Account C

FUND PARTICIPATION AGREEMENT
SCHEDULE B
AMENDED as of February 15, 2008

The following Contracts funded by the following Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

A.    Symetra Focus Variable Annuity, Symetra Separate Account C
Symetra Complete Variable Life Insurance, Symetra Separate Account SL
Symetra Complete Advisor Variable Life Insurance, Symetra Separate Account SL

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Balanced ETF Asset Allocation Portfolio - Class I
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I
Ibbotson Conservative ETF Asset Allocation Portfolio - Class I

B.    Spinnaker Variable Annuities, Symetra Separate Account C
Spinnaker Advisor Variable Annuities, Symetra Separate Account C

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Balanced ETF Asset Allocation Portfolio - Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class II
Ibbotson Conservative ETF Asset Allocation Portfolio - Class II

This amendment to Schedules A and B of the Fund Participation Agreement is effective as of the 15th day of February 15, 2008.

Symetra Life Insurance Company	Financial Investors Variable Insurance Trust
By: ___________________________ Name: Linda C. Mahaffey Title: Vice President	By:__________________________ Name: Title:

ALPS Advisers, Inc.	ALPS Distributors, Inc.
By: ___________________________ Name: Title:	By:__________________________ Name: Title:

FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of March, 2007 (the “Agreement”) by and among Symetra Life Insurance Company, organized under the laws of the State of Washington (the “Company”), on behalf of itself and each separate account of the Company named in Schedule A of this Agreement, as may be amended from time to time (each account referred to as the "Account" and collectively as the “Accounts”); Financial Investors Variable Insurance Trust, an open-end management investment company organized under the laws of the State of Delaware (the “Fund”); ALPS Advisers, Inc., a corporation organized under the laws of the State of Colorado and investment adviser to the Fund (the “Adviser”); and ALPS Distributors, Inc., a corporation organized under the laws of the State of Colorado and principal underwriter/distributor of the Fund (the “Distributor”).

WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies which have entered into participation agreements substantially similar to this Agreement (the “Participating Insurance Companies”); and

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the “Portfolios”); and

WHEREAS, the Company, as depositor, has established the Accounts to serve as investment vehicles for certain variable annuity contracts and variable life insurance policies and funding agreements offered by the Company set forth on Schedule A (the “Contracts”); and

WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolutions of the Board of Directors of the Company under the insurance laws of the State of Washington, to set aside and invest assets attributable to the Contracts; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios named in Schedule B, as such schedule may be amended from time to time (the “Designated Portfolios”) on behalf of the Accounts to fund the Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Distributor agree as follows:

ARTICLE I - SALE OF FUND SHARES

1.1
The Fund agrees to sell to the Company those shares of the Designated Portfolios which each Account orders, executing such orders on a daily basis at the net asset value (and with no sales charges) next computed after receipt and acceptance by the Fund or its designee of the order for the shares of the Fund. In accordance with Rule 22c-1 of the Investment Company Act of 1940 (“1940 Act”) and for purposes of this Section 1.1, the Company will be the designee of the Fund for receipt of such orders from each Account and receipt by such designee will constitute receipt by the Fund; provided that the Fund receives notice of such order by 11:00 a.m. Eastern Time on the next business day. “Business Day” will mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission (the “Commission”). The Fund may net the notice of redemptions it receives from the Company under Section 1.3 of this Agreement against the notice of purchases it receives from the Company under this Section 1.1.

1.
The Company will pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with Section 1.1. Payment will be made in federal funds transmitted by wire. Upon receipt by the Fund of the payment, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.3
The Fund agrees to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption. For purposes of this Section 1.3, the Company will be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee will constitute receipt by the Fund; provided the Fund receives notice of such requests for redemption by 11:00 a.m. Eastern Time on the next following Business Day. Payment will be made in federal funds transmitted by wire to the Company's account as designated by the Company in writing from time to time, on the same Business Day the Fund receives notice of the redemption order from the Company. After consulting with the Company, the Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under Section 22(e) of the 1940 Act. The Fund will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone will be responsible for such action. If notification of redemption is received after 11:00 Eastern Time, payment for redeemed shares will be made on the next following Business Day. The Fund may net the notice of purchases it receives from the Company under Section 1.1 of this Agreement against the notice of redemptions it receives from the Company under this Section 1.3.

1.4
The Fund agrees to make shares of the Designated Portfolios available continuously for purchase at the applicable net asset value per share by the Company and its separate accounts on those days on which the Fund calculates its Designated Portfolio net asset value pursuant to rules of the Commission; provided, however, that the Board of Trustees of the Fund (the “Fund Board”) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Fund Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.5
The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under Section 817(h)(4) of the Internal Revenue Code of 1986, as amended, (the “Code”), and regulations promulgated thereunder, the sale to which will not impair the tax treatment currently afforded the Contracts. No shares of any Portfolio will be sold directly to the general public.

1.6	The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of such prospectus.

1.7
Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or to any Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate sub-account of each Account.

1.8
The Fund will furnish same day notice (by facsimile) to the Company of the declaration of any income, dividends or capital gain distributions payable on each Designated Portfolio's shares. The Company hereby elects to receive all such dividends and distributions as are payable on the Portfolio shares in the form of additional shares of that Portfolio at the ex-dividend date net asset values. The Company reserves the right to revoke this election and to receive all such dividends and distributions in cash. The Fund will notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9
The Fund will make the net asset value per share for each Designated Portfolio available to the Company via electronic means on a daily basis as soon as reasonably practical after the net asset value per share is calculated and will use its best efforts to make such net asset value per share available by 7:00 p.m., Eastern Time, each business day. If the Fund provides the Company materially incorrect net asset value per share information (as determined under SEC guidelines), the Company shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported to the Company upon discovery by the Fund.

1.10
The Fund acknowledges and agrees that Company may designate a third-party contractor acceptable to the Fund for the performance of the trading and settlement functions described in Article I herein, but no such designation will relieve Company of its obligations under the Agreement.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

2.1
The Company represents and warrants that the Contracts are or will be registered under the Securities Act of 1933 (the “1933 Act”), or are exempt from registration thereunder, and that the Contracts will be issued and sold in compliance with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under the General Statutes of Washington and that each Account is or will be registered as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or is exempt from registration thereunder, and that it will maintain such registration for so long as any Contracts are outstanding, as applicable. The Company will amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. The Company will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2
The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts and/or life insurance policies (as applicable) under applicable provisions of the Code, and further represents that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.3
The Company represents and warrants that it will not purchase shares of the Designated Portfolio(s) with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

2.4
The Company represents that it shall act as a limited agent of the Fund for the limited purpose of processing orders relating to Contract transactions and such order will be processed in accordance with Section 22(c) and Rule 22c-1 under the 1940 Act on each Business Day and receipt by the Company shall constitute receipt by the Fund; provided that Fund receives notice of such orders by 11:00 a.m. Eastern Time on the next Business Day or such later time as computed in accordance with Section 1. The Company further represents and warrants that it will not submit any order for shares or engage in any practice, nor will it allow any person acting on its behalf to submit any orders for shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.

2.5
The Fund represents and warrants that shares of the Designated Portfolio(s) sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered as an open-end management investment company under the 1940 Act for as long as such shares of the Designated Portfolio(s) are sold. The Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund will register and qualify the shares of the Designated Portfolio(s) for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.6
The Fund represents that it will use its best efforts to comply with any applicable state insurance laws or regulations as they may apply to the investment objectives, policies and restrictions of the Portfolios, as they may apply to the Fund, to the extent specifically requested in writing by the Company. If the Fund cannot comply with such state insurance laws or regulations, it will so notify the Company in writing. The Fund makes no other representation as to whether any aspect of its operations (including, but not limited to, fees and expenses, and investment policies) complies with the insurance laws or regulations of any state. The Company represents that it will use its best efforts to notify the Fund of any restrictions imposed by state insurance laws that may become applicable to the Fund as a result of the Accounts' investments therein. The Fund and the Adviser agree that they will furnish the information required by state insurance laws to assist the Company in obtaining the authority needed to issue the Contracts in various states.

2.7
The Fund represents that the trustees of its Fund Board, a majority of whom are not “interested” persons of the Fund, have approved of the Fund’s Class II Rule 12b-1 Plan to finance distribution expenses and that any changes to the Fund’s Class II Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

2.8
The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.9
The Fund represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10
The Adviser represents and warrants that it is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

2.11
The Distributor represents and warrants that it is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and will remain duly registered under all applicable federal and state securities laws, and is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”) and serves as principal underwriter/distributor of the Fund and that it will perform its obligations for the Fund in accordance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

ARTICLE III - FUND COMPLIANCE

3.1
The Fund and the Adviser acknowledge that any failure (whether intentional or in good faith or otherwise) to comply with the requirements of Subchapter M of the Code or the diversification requirements of Section 817(h) of the Code may result in the Contracts not being treated as variable contracts for federal income tax purposes, which would have adverse tax consequences for Contract owners and could also adversely affect the Company's corporate tax liability. The Fund and the Adviser further acknowledge that any such failure may result in costs and expenses being incurred by the Company in obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Fund, as well as fees and expenses of legal counsel and other advisors to the Company and any federal income taxes, interest or tax penalties incurred by the Company in connection with any such failure.

3.2
The Fund represents and warrants that it is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

3.3
The Fund represents that it will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder; including, but not limited to, that the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and with Section 817(d) of the Code, relating to the definition of a variable contract, and any amendments or other modifications to such Section or Regulation. The Fund will notify the Company immediately upon having a reasonable basis for believing that the Fund or a Portfolio thereunder has ceased to comply with the diversification requirements or that the Fund or Portfolio might not comply with the diversification requirements in the future. In the event of a breach of this representation by the Fund, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

1.
The Adviser agrees to provide the Company with a certificate or statement indicating compliance by each Portfolio of the Fund with Section 817(h) of the Code, such certificate or statement to be sent to the Company no later than thirty (30) days following the end of each calendar quarter.

ARTICLE IV - PROSPECTUS AND PROXY STATEMENTS/VOTING

4.1
The Fund will provide the Company with as many copies of the current Fund prospectus and any supplements thereto for the Designated Portfolio(s) as the Company may reasonably request for distribution, at the Fund’s expense, to Contract owners at the time of Contract fulfillment and confirmation. To the extent that the Designated Portfolio(s) are one or more of several Portfolios of the Fund, the Fund shall bear the cost of providing the Company only with disclosure related to the Designated Portfolio(s). The Fund will provide, at the Fund's expense, as many copies of said prospectus as necessary for distribution, at the Fund's expense, to existing Contract owners. The Fund will provide the copies of said prospectus to the Company or to its mailing agent. The Company will distribute the prospectus to existing Contract owners and will bill the Fund for the reasonable cost of such distribution. If requested by the Company, in lieu thereof, the Fund will provide such documentation, including a final copy of a current prospectus set in type at the Fund's expense, and other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Fund prospectus is amended more frequently) to have the new prospectus for the Contracts and the Fund's new prospectus printed together, in which case the Fund agrees to pay its proportionate share of reasonable expenses directly related to the required disclosure of information concerning the Fund. The Fund will, upon request, provide the Company with a copy of the Fund's prospectus through electronic means to facilitate the Company’s efforts to provide Fund prospectuses via electronic delivery, in which case the Fund agrees to pay its proportionate share of reasonable expenses related to the required disclosure of information concerning the Fund.

4.2
The Fund's prospectus will state that the Statement of Additional Information (the “SAI”) for the Fund is available from the Company. The Fund will provide the Company, at the Fund's expense, with as many copies of the SAI and any supplements thereto as the Company may reasonably request for distribution, at the Fund’s expense, to prospective Contract owners and applicants. To the extent that the Designated Portfolio(s) are one or more of several Portfolios of the Fund, the Fund shall bear the cost of providing the Company only with disclosure related to the Designated Portfolio(s). The Fund will provide, at the Fund's expense, as many copies of said SAI as necessary for distribution, at the Fund's expense, to any existing Contract owner who requests such statement or whenever state or federal law requires that such statement be provided. The Fund will provide the copies of said SAI to the Company or to its mailing agent. The Company will distribute the SAI as requested or required and will bill the Fund for the reasonable cost of such distribution.

4.3
The Fund, at its expense, will provide the Company or its mailing agent with copies of its proxy material, if any, reports to shareholders/Contract owners and other permissible communications to shareholders/Contract owners in such quantity as the Company will reasonably require. The Fund, at its expense, will provide for the tabulation, printing, and mailing costs of such proxy materials to Contract owners. The Company will distribute this proxy material, reports and other communications to existing Contract owners and will bill the Fund for the reasonable cost of such distribution.

1.	If and to the extent required by law, the Company will:
(a)    solicit voting instructions from Contract owners;

(b)	vote the shares of the Designated Portfolios held in the Account in accordance with instructions received from Contract owners; and

(c)
vote shares of the Designated Portfolios held in the Account for which no timely instructions have been received, in the same proportion as shares of such Designated Portfolio for which instructions have been received from the Company's Contract owners, so long as and to the extent that the Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. The Company will be responsible for assuring that the Accounts participating in the Fund calculate voting privileges in a manner consistent with all legal requirements, including the Proxy Voting Procedures set forth in Schedule C and the Mixed and Shared Funding Exemptive Order, as described in Section 7.1.

4.5
The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund either will provide for annual meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, to comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of the 1940 Act) as well as with Section 16(a) and, if and when applicable, Section 16(b). Further, the

Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE V - SALES MATERIAL AND INFORMATION

5.1
The Company will furnish, or will cause to be furnished, to the Fund or the Adviser, each piece of sales literature or other promotional material in which the Fund or the Adviser is named, at least ten (10) Business Days prior to its use. No such material will be used if the Distributor, on behalf of the Fund, reasonably objects to such use within five (5) Business Days after receipt of such material.

5.2
The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for Fund shares, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in published reports for the Fund which are in the public domain or approved by the Distributor or the Adviser for distribution, or in sales literature or other material provided by the Distributor, except with permission of the Fund or the Adviser. The Fund and the Adviser agree to respond to any request for approval on a prompt and timely basis.

5.3
The Distributor or the Adviser will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account is named, at least ten (10) Business Days prior to its use. No such material will be used if the Company reasonably objects to such use within five (5) Business Days after receipt of such material.

5.4
The Fund, Distributor and the Adviser will not give any information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other material provided by the Company, except with permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

5.5
The Distributor will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within a reasonable time after the filing of each such document with the Commission or the NASD.

5.6
Upon the written request of the Distributor, the Company will provide to the Distributor at least one complete copy of all definitive prospectuses, definitive SAI, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of each such document with the Commission or the NASD (except that with respect to post-effective amendments to such prospectuses and SAIs and sales literature and promotional material, only those prospectuses and SAIs and sales literature and promotional material that relate to or refer to the Fund will be provided). In addition, upon the written request of the Fund, the Company will provide to the Fund at least one complete copy of (i) a registration statement that relates to the Contracts or each Account, containing representative and relevant disclosure concerning the Fund; and (ii) any post-effective amendments to any registration statements relating to the Contracts or such Account that refer to or relate to the Fund.

5.7
For purposes of this Article V, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (i.e., on-line networks such as the Internet or other electronic messages)), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, SAIs, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

5.8
The Fund, the Adviser and the Distributor hereby consent to the Company's use of the names of the Fund, Adviser and/or the Distributor as well as the names of the Portfolios set forth in Schedule B of this Agreement, in connection with marketing the Contracts, subject to the terms of Sections 5.1 of this Agreement. The Company acknowledges and agrees that Adviser and Distributor and/or their affiliates own all right, title and interest in and to the name and covenants not, at any time, to challenge the rights of Adviser and Distributor and/or their affiliates to such name or design, or the validity or distinctiveness thereof. The Fund, the Adviser and the Distributor hereby consent to the use of any trademark, trade name, service mark or logo used by the Fund, the Adviser and the Distributor, subject to the Fund’s, the Adviser’s and/or the Distributor’s approval of such use and in accordance with reasonable requirements of the 1940 Act, the Adviser or the Distributor. Such consent will terminate with the termination of this Agreement except to the extent necessary with respect to Existing Contracts, as defined in Section 10.3 and provided for in Section 10.4. Adviser or Distributor may withdraw this consent as to any particular use of any such name or identifying marks at any time (i) upon Adviser’s or Distributor’s reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of the Adviser, the Distributor or the Fund or (ii) if no investment company, or series or class of shares of any investment company advised by Adviser or distributed by Distributor continues to be offered through variable insurance contracts issued by the Company; provided however, that Adviser or Distributor may, in either’s individual discretion, continue to use materials prepared or printed prior to the withdrawal of such authorization. The Company agrees and acknowledges that all use of any designation comprised in whole or in part of the name, trademark, trade name, service mark and logo under this Agreement shall inure to the benefit of the Fund, Adviser and/or the Distributor.

1.
The Fund, the Adviser, the Distributor and the Company agree to adopt and implement procedures reasonably designed to ensure that information concerning the Company, the Fund, the Adviser or the Distributor, respectively, and their respective affiliated companies, that is intended for use only by investment professionals selling the Contracts is properly marked as not for use with the general public and that such information is only so used.

ARTICLES VI - FEES, COSTS AND EXPENSES

6.1
The Fund will pay no fee or other compensation to the Company under this Agreement except (1) for Class I and Class II shares of the Fund, the Adviser may make payments to the Company or any distributor for the Contracts in an amount agreed to between the Adviser and the Company and as set forth under Schedule D and (2) for Class II shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to Rule 12b-1 under the 1940 Act in recognition of the distribution related activities provided by the Company on behalf of the Fund to Contract owners who allocate assets to the Class II Portfolios, and/or in recognition of the economies provided to the Fund as a result of accounting and recordkeeping services provided to Contract owners by the Company utilizing an omnibus relationship.

6.2
All expenses incident to performance by the Fund of this Agreement will be paid by the Fund to the extent permitted by law. All shares of the Designated Portfolios will be duly authorized for issuance and registered in accordance with applicable federal law and, to the extent deemed advisable by the Fund, in accordance with applicable state law, prior to sale. The Fund will bear the expenses for the cost of registration and qualification of the Fund's shares, including without limitation, the preparation of and filing all applicable forms with the SEC; and payment of all applicable registration or filing fees with respect to shares of the Fund; preparation and filing of the Fund's prospectus, SAI and registration statement, proxy materials and reports; typesetting the Fund's prospectus; typesetting and printing proxy materials and reports to Contract owners (including the costs of printing a Fund prospectus that constitutes an annual report); the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Fund's shares; any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act; and other costs associated with preparation of prospectuses and SAIs for the Designated Portfolios in electronic or typeset format, as well as any distribution expenses as set forth in Article IV of this Agreement.

6.3	Except as otherwise provided in this Agreement, each party shall bear all expenses incidental to the performance of its obligations under this Agreement.

ARTICLE VII - MIXED & SHARED FUNDING RELIEF

7.1
The Fund represents and warrants that it has applied for an order from the Commission granting Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the “Mixed and Shared Funding Exemptive Order”). The parties to this Agreement agree that the conditions or undertakings specified in the Mixed and Shared Funding Exemptive Order, when granted, and that may be imposed on the Company, the Fund and/or the Adviser by virtue of the receipt of such order by the Commission, will be incorporated herein by reference, and such parties agree to comply with such conditions and undertakings to the extent applicable to each such party.

ARTICLE VIII - INDEMNIFICATION
8.1    Indemnification by the Company
(a)    The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Distributor, and each person, if any, who controls or is associated with the Fund, the Adviser, or the Distributor within the meaning of such terms under the federal securities laws and any director, trustee, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or actions in respect thereof (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:
(1)    arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or SAI for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund, the Adviser, or the Distributor for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
(2)    arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, prospectus, SAI or sales literature or other promotional material of the Fund, or any amendment or supplement to the foregoing, not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or
(3)    arise out of untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, prospectus, SAI or sales literature or other promotional material of the Fund (or any amendment or supplement to the foregoing) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or
(4)    arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or
(5)    arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 8.1(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Company otherwise may have.
(b)    No party will be entitled to indemnification under Section 8.1(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations or duties under this Agreement.
(c)    The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.
8.2    Indemnification by the Adviser & Distributor
(a)    The Adviser and Distributor agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser and Distributor) or actions in respect thereof (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:
(1)    arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
(2)    arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract or Fund registration statements, prospectuses or statements of additional information or sales literature or other promotional material for the Contracts or of the Fund, or any amendment or supplement to the foregoing, not supplied by the Adviser, the Distributor, or the Fund or persons under the control of the Adviser, the Distributor, or the Fund respectively) or wrongful conduct of the Adviser, the Distributor, or the Fund or persons under the control of the Adviser, the Distributor, or the Fund respectively, with respect to the sale or distribution of the Contracts or Fund shares; or
(3)    arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature or other promotional material covering the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Adviser, the Distributor, or the Fund, or persons under any of their control; or
(4)    arise as a result of any failure by the Fund, the Distributor, or the Adviser to provide the services and furnish the materials under the terms of this Agreement; or
(5)    arise out of or result from any material breach of any representation and/or warranty made by the Adviser, the Distributor, or the Fund in this Agreement, or arise out of or result from any other material breach of this Agreement by the Adviser, the

Distributor, or the Fund (including a failure, whether intentional or in good faith or otherwise, to comply with the requirements of Subchapter M of the Code specified in Article III, Section 3.2 of this Agreement and the diversification requirements specified in Article III, Section 3.3 of this Agreement, as described more fully in Section 8.5 below); except to the extent provided in Sections 8.2(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Adviser or Distributor otherwise may have.
(b)    No party will be entitled to indemnification under Section 8.2(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard or its obligations or duties under this Agreement.
(c)    The Indemnified Parties will promptly notify the Adviser, the Fund, and the Distributor of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3    Indemnification by the Fund
(a)    The Fund agrees to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or action in respect thereof (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:
(1)    arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or
(2)    arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund (including a failure, whether intentional or in good faith or otherwise, to comply with the requirements of Subchapter M of the Code specified in Article III, Section 3.2 of this Agreement and the diversification requirements specified in Article III, Section 3.3 of this Agreement as described more fully in Section 8.5 below); or
(3)    arise out of or result from the incorrect or untimely calculation or reporting of daily net asset value per share or dividend or capital gain distribution rate; except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Fund otherwise may have.
(b)    No party will be entitled to indemnification under Section 8.3(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party's duties under this Agreement, or by reason of such party's reckless disregard of its obligations and duties under this Agreement.
(c)    The Indemnified Parties will promptly notify the Fund of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.
8.4    Indemnification Procedure
Any person obligated to provide indemnification under this Article VIII (“Indemnifying Party” for the purpose of this Section 8.4) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII (“Indemnified Party” for the purpose of this Section 8.4) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of failure to give such notice. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII. The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.
8.5    Indemnification for Failure to Comply with Diversification Requirements
The Fund and the Adviser acknowledge that any failure (whether intentional or in good faith or otherwise) to comply with the diversification requirements specified in Article III, Section 3.3 of this Agreement may result in the Contracts not being treated as variable contracts for federal income tax purposes, which would have adverse tax consequences for Contract owners and could also adversely affect the Company's corporate tax liability. Accordingly, without in any way limiting the effect of Sections 8.2(a) and 8.3(a) hereof and without in any way limiting or restricting any other remedies available to the Company, the Fund, the Adviser and the Distributor will pay on a joint and several basis all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Portfolio to comply with Section 3.3 of this Agreement, including all costs associated with correcting or responding to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Fund or Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); fees and expenses of legal counsel and other advisors to the Company and any federal income taxes or tax penalties (or "toll charges" or exactments or amounts paid in settlement) incurred by the Company in connection with any such failure or anticipated or reasonably foreseeable failure. Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund, the Adviser and/or the Distributor under this Agreement.

ARTICLE IX - APPLICABLE LAW

9.1	This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

9.2
This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X - TERMINATION
10.1    This Agreement will terminate:
(a)    at the option of any party, with or without cause, with respect to one, some or all of the Portfolios, upon six (6) month's advance written notice to the other parties or, if later, upon receipt of any required exemptive relief or orders from the SEC, unless otherwise agreed in a separate written agreement among the parties; or

(b)    at the option of the Company, upon written notice to the other parties, with respect to any Portfolio if shares of the Portfolio are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or
(c)    at the option of the Company, upon written notice to the other parties, with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company; or
(d)    at the option of the Fund, upon written notice to the other parties, upon institution of formal proceedings against the Company by the NASD, the Commission, the Insurance Commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of the Fund shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or
(e)    at the option of the Company, upon written notice to the other parties, upon institution of formal proceedings against the Fund, the Distributor, or the Adviser by the NASD, the Commission or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund's, the Distributor’s, or the Adviser's ability to perform its obligations under this Agreement; or
(f)    at the option of the Company, upon written notice to the other parties, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that the Fund may fail to so qualify; or
(g)    at the option of the Company, upon written notice to the other parties, with respect to any Portfolio if the Fund fails to meet the diversification requirements specified in Section 3.3 hereof or if the Company reasonably and in good faith believes the Fund may fail to meet such requirements; or
(h)    at the option of any party to this Agreement, upon written notice to the other parties, upon another party's material breach of any provision of this Agreement; or
(i)    at the option of the Company, if the Company determines in its sole judgment exercised in good faith that either the Fund or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or

(j)    at the option of the Fund or the Adviser, if the Fund or Adviser respectively, determines in its sole judgment exercised in good faith that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Adviser, such termination to be effective sixty (60) days' after receipt by the other parties of written notice of the election to terminate; or
(k)    at the option of the Company or the Fund upon receipt of any necessary regulatory approvals and/or the vote of the Contract owners having an interest in the Account (or any sub-account) to substitute the shares of another investment company for the corresponding Portfolio's shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying portfolio. The Company will give sixty (60) days' prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund's shares or of the filing of any required regulatory approval(s); or
(1)    at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of the disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of: (1) all Contract owners of variable insurance products of all separate accounts; or (2) the interests of the Participating Insurance Companies investing in the Fund as set forth in Article VII of this Agreement; or
(m)    at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law. Termination will be effective immediately upon such occurrence without notice.
10.2    Notice Requirement
(a)    No termination of this Agreement, except a termination under Section 10.1 (m) of this Agreement, will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.
(b)    In the event that any termination of this Agreement is based upon the provisions of Article VII, such prior written notice will be given in advance of the effective date of termination as required by such provisions.
10.3    Effect of Termination
Notwithstanding any termination of this Agreement, the Fund, the Adviser and the Distributor will, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Designated Portfolios (as in effect on such date), redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts. The parties agree that this

Section 10.3 will not apply to any terminations under Article VII and the effect of such Article VII terminations will be governed by Article VII of this Agreement.

1.	Surviving Provisions
Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

ARTICLE XI - NOTICES
Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

If to the Company:
Symetra Life Insurance Company
777 108th Avenue NE Suite 1200
Bellevue, WA 98004-5135
Attn: General Counsel

If to the Fund:
Financial Investors Variable Insurance Trust
1625 Broadway, Suite 2200
Denver, Colorado 80202
Attn: President

If to the Adviser:
ALPS Advisers, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
Attn: General Counsel

If to the Distributor:
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
Attn: General Counsel

ARTICLE XII - MISCELLANEOUS

12.1
All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2
Each party herein represents that it is either a financial institution subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”) and the Bank Secrecy Act (collectively, the “AML Acts”) or it shall perform under this

Agreement and sell the Contracts as if it were subject to the AML Acts, which require among other things, that financial institutions adopt compliance programs to guard against money laundering, and it is covered by a program that complies with the AML Acts and applicable anti-money laundering (“AML”) rules of self regulatory organizations, such as NASD Rule 3011, in all relevant respects. Company agrees to cooperate with Distributor to satisfy Distributor’s due diligence policies, which may include annual AML compliance certifications, periodic AML due diligence reviews and/or other requests deemed necessary to ensure Company’s compliance with the AML regulations.

12.3
In addition, the parties hereto agree that any Nonpublic Personal Information, as the term is defined in SEC Regulation S-P (“Reg S-P”), that may be disclosed by a party hereunder is disclosed for the specific purpose of permitting the other party to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Reg S-P and any other applicable regulations and that it will not disclose any Nonpublic Personal Information received in connection with this Agreement or any other party, except to the extent required to carry out the services set forth in this Agreement or as otherwise permitted by law.

12.4	The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.5	This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.6	If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.7	This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.8
The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal law.

12.9	The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

12.10
Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.11
Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

12.12
The parties to this Agreement may amend the schedules to this Agreement in writing from time to time to reflect changes in or relating to the Contracts, the Accounts or the Portfolios of the Fund or other applicable terms of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

SYMETRA LIFE INSURANCE COMPANY
By:     ______________________________
Name: Scott Bartholomaus
Title: Vice President

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:     ______________________________
Name:
Title:

ALPS ADVISERS, INC.

By:     ______________________________
Name:
Title:

ALPS DISTRIBUTORS, INC.

By:     ______________________________
Name:
Title:

PARTICIPATION AGREEMENT
SCHEDULE A

The following Separate Accounts and Associated Contracts of Symetra Life Insurance Company are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

Contracts Funded by Separate Account    Name of Separate Account

Symetra Focus Variable Annuity	Symetra Separate Account C

Symetra Complete Variable Life Insurance	Symetra Separate Account SL

Symetra Complete Advisor Variable Life Insurance	Symetra Separate Account SL

PARTICIPATION AGREEMENT
SCHEDULE B

The Separate Account(s) shown on Schedule A may invest in the following Portfolios of the Fund.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I

Ibbotson Growth ETF Asset Allocation Portfolio - Class I

Ibbotson Balanced ETF Asset Allocation Portfolio - Class I

Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I

Ibbotson Conservative ETF Asset Allocation Portfolio - Class I

PARTICIPATION AGREEMENT
SCHEDULE C
PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Fund" shall also include the department or third party, if any, assigned by the Fund to perform the steps delineated below.

1.
The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates. This will be done in writing approximately two months before the shareholder meeting.

2.
Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in this Step #2. The Company will use its best efforts to call in the number of Customers to the Fund , as soon as possible, but no later than two weeks after the Record Date.

3.
The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting, instruction solicitation material. The Fund will provide the last Annual Report.

4.
The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

▪	name (legal name as found on account registration)

▪	address

▪	Fund or account number

▪	coding to state number of units

▪	individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5.	During this time, the Fund will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document). Contents of envelope sent to Customers by the Fund will include:

▪	Voting Instruction Card(s)

▪	one proxy notice and statement (one document)

▪	return envelope (postage pre-paid by Fund) addressed to the Fund or its tabulation agent

▪	"urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their votes are important.)

▪	cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund

6.
A sample of the above should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.

7.	Package mailed by the Fund.

8.	Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used.

9.	Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10.
If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11.
There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12.
The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.) The Fund must review and approve tabulation format.

13.
Final tabulation in shares is verbally approved by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14.	A Certification of Mailing and Authorization to Vote Shares will be required from the Fund as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

15.	The Fund will be required to box and archive the Cards received from the Customers.

PARTICIPATION AGREEMENT
SCHEDULE D

In consideration of the services performed pursuant to this Agreement and as set forth below, the following fee/payment schedule shall apply:

Name of Portfolio	Share Class	12b-1 Trails
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	None
	Class II	0.25%
Ibbotson Growth ETF Asset Allocation Portfolio	Class I	None
	Class II	0.25%
Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	None
	Class II	0.25%
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	None
	Class II	0.25%
Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	None
	Class II	0.25%

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed and paid quarterly. The determination of average daily net assets shall be made at the close of each Business Day. Any additional compensation paid will be based on the following break-point schedule:

Total Assets in all Funds From	Total Assets in All Funds To	Revenue Sharing Will be Paid at a Rate of
$0.00	$249,999,999.99	0.125%
$250,000,000.00	$999,999,999.99	0.15%
$1,000,000,000.00	$2,249,999,999.99	0.175%
$2,500,000,000.00	above	0.20%